7 August 2019

(1) Ralf Köhler

(2) iQSTEL Inc.

CLOSING CERTIFICATE

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for the Share Purchase Agreement
regarding the sale and purchase of 51% of the outstanding shares in
SwissLink Carrier AG

Closing Certificate

PARTIES

(1) Ralf Köhler, Neuhausweg 5, 8810 Horgen, CH

(**Seller**)

(2) iQSTEL Inc., 300 Aragon Avenue, Suite 375, Coral Gables, Florida 33134, USA

(**Buyer**)

WHEREAS:

(A) The purpose of the present Closing Certificate is the confirmation of the satisfaction of the Conditions Precedent and the due execution of the closing actions in accordance with section 19 of the share purchase agreement of 1 April 2019 between the Seller and the Buyer regarding 51% of the outstanding shares in SwissLink Carrier AG (SPA).

(B) For Closing the relevant documents have been exchanged by correspondence.

(C) The Parties agree that all confirmations and other statements made and all actions confirmed in the present Closing Certificate shall be deemed to have occurred concurrently, and that none of these closing actions shall be deemed to have occurred until all closing actions in accordance with section 19 of the SPA are executed and confirmed by the signing of this Closing Certificate, unless stated otherwise.

(D) The Parties further acknowledge and agree that this Closing Certificate only serves the purpose of evidencing the operations carried out at Closing under the terms of the SPA, and that, unless specifically mentioned herein, its purpose is not to amend or alter the terms of the SPA in any way. Unless specified otherwise herein, in case of discrepancies between the terms of this Closing Certificate and the terms of the SPA, the terms of the SPA shall prevail.

Capitalized terms used herein and not expressly defined herein shall have the same meaning as defined in the SPA. References to a "**clause**" or "**section**" shall be deemed to be references to a clause or section of this Closing Certificate.

Closing Certificate

1. Conditions Precedent

1.1 Conditions Precedent of the Buyer (clause 18 of the SPA)

1.1.1 The Seller confirms to the Buyer that the Company has normal levels of working capital as defined in the SPA.

1.2 Conditions Precedent of the Seller (clause 18 of the SPA)

1.2.1 The Buyer confirms to the Seller that the Buyer has obtained approval to proceed from its Board of Directors, and any necessary third party consents;

1.2.2 The Buyer confirms that a Due Diligence review has been completed to the satisfaction of the Buyer;

1.2.3 The Buyer confirms that the SEC audit is currently taking place and the 8-K file is about to be prepared.

2. Conduct of business to Closing

The Seller confirms that, since the date of the SPA, the Company has carried on the business in the normal course as further set out in detail in clause 6(c) of the SPA and no extraordinary matters have been done or omitted to be done without the approval of the Buyer.

3. Closing actions

3.1 Closing Actions of Seller

3.1.1 The Buyer confirms receipt of the original of the Deed of Assignment to effect the transfer of 51% of the Shares to the Buyer, duly signed by the Seller (Exhibit 1);

3.1.2 The Buyer confirms receipt of the combined duly signed share register and beneficial owner register of the Company evidencing the Buyer's entry as the holder of 51% of the Shares with full voting rights and the beneficial owner in original form (Exhibit 2);

3.1.3 The Buyer confirms receipt of a resolution of the Board of the Directors of the Company by which the sale and transfer of 51% of the Shares is approved and pursuant to which the Buyer is entered into the share register of the Company as the owner of 51% of the Shares, in original form (Exhibit 3);

3.1.4 Buyer and Seller mutually agree that changes regarding the composition of the Board of Directors of the Company will be done within reasonable time after the Closing;

3.1.5 Buyer and Seller mutually agree that Buyer confirms receipt of Deed of Assignment regarding 51% of the Shareholder Loan (Exhibit 1); and

3.1.6 The Buyer confirms receipt of this Closing Certificate.

3.2 Closing Actions of Buyer

3.2.1 Buyer and Seller mutually agree that the 187,500 of iQSTEL Shares will be duly transferred within reasonable time after the Closing;

3.2.2 Buyer and Seller mutually agree that Buyer will provide to Seller documents evidencing the Seller's entry as the holder of 187,500 of iQSTEL Shares with full voting rights and the beneficial owner in original form within reasonable time after the Closing;

3.2.3 The Seller confirms receipt of this Closing Certificate.

4. Completion of Closing

Each Party confirms that this Closing Certificate accurately and completely reflects the actions carried out at the Closing and that the Closing is hereby completed.

5. Further Commitments

Buyer and Seller agree to perform a capital increase of the Company capital stock to the amount of CHF 500,000.00 by converting the debt the Company has with the Seller and the Buyer described into the Clause 4 of the SPA (see also clause 3.1.8 above). Buyer and Seller each agree to undertake all required steps in order to execute the capital increase within reasonable time after Closing.

[*Remainder of page left blank intentionally; signature page follows*]

Closing Certificate

Seller

by: Ralf Köhler

Buyer

by: Leandro Jose Iglesias

Exhibits:

- Exhibit 1:
  Deed of Assignment regarding 51% of shares in the Company as well as 51% of the shareholder loan

- Exhibit 2:
  Updated Share Register

- Exhibit 3:
  Resolution (Minutes) of the Board of the Directors of the Company

DEED OF TRANSFER AND ASSIGNMENT
(Deed)

THE UNDERSIGNED

(1) **Ralf Köhler**, Neuhausweg 5, 8810 Horgen, Switzerland, ("**Seller**"); and

(2) **iQSTEL** Inc. a Public trade Company OTC Pink: ticker symbol "IQST", whose address is 300 Aragon Avenue, Suite 375, Coral Gables, Florida 33134, United States, ("**Buyer**"); and

(3) **SwissLink Carrier AG**, Baar, a company duly organized and existing under the laws of Switzerland, having its registered office at Schochenmühlestrasse 4, CH-6340 Baar, Switzerland, CHE-168.313.429 (**"Company"**).

The parties referred to in (1) and (2) are hereinafter collectively referred to as the **Parties** and individually as a **Party**.

WHEREAS

(A) Ralf Koehler is the only shareholder of the Company.

(B) The parties have entered into a share purchase agreement dated 1 April 2019, whereas the Seller has agreed to sell to the Buyer and Buyer has agreed to purchase from Seller 51% of Shares, i.e. 510 registered shares, of the issued and outstanding shares in the capital stock of the Company.

(C) Moreover, the Seller has agreed to assign and transfer 51% of the loan by CHF 1'937'077 granted by Seller to the Company and Buyer has agreed to purchase 51% of such loan.

NOW, THEREFORE, IT IS HEREBY DECLARED, STIPULATED AND AGREED AS FOLLOWS

1 TRANSFER OF SHARES

1.1 Seller hereby transfers and assigns 510 registered shares of the Company (**"Shares"**), to Buyer with all rights and appurtenances attached thereto. Seller will carry out all steps necessary for the proper transfer of the Shares to the Buyer.

1.2 The Buyer hereby declares to accept this transfer and assignment and to take over all rights and obligations in relation to the Shares.

1.3 The Parties agree to act at any time in good faith and particularly to take all steps that are or become necessary in relation to the proper execution of the transfer mentioned in clause 1.1 above.

2 ASSIGNMENT OF LOAN

2.1 Furthermore, Seller assigns 51% of the loan by CHF 1'937'077 granted by Seller to the Company (**"Loan"**) to the Buyer with any and all rights and appurtenances attached thereto.

2.2 The Buyer hereby declares to accept this assignment and to take over all rights and obligations in relation to the Loan.

2.3 The Parties agree to act at any time in good faith and particularly to take all steps that are or become necessary in relation to the proper execution of the assignments mentioned in clause 2.1 above.

2.4 The Company as debtor hereby accepts the Buyer as new creditor of 51% of the Loan.

3 GOVERNING LAW; JURISDICTION

3.1 This Deed and any non-contractual obligations arising out of it or in connection with it shall be governed by the substantial laws of Switzerland.

3.2 The courts of the Canton of Zug shall have jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to any non-contractual obligations arising out of or in connection with this Deed).

THIS DEED has been signed in on 7 August 2019

Agreed and signed by:

Seller

____

by: Ralf Köhler

Buyer

____

by: Leandro Jose Iglesias

Company

____

by: Ralf Koehler

____

by: Dr. Dinah Koehler

SwissLink

Share Register of SwissLink Carrier AG, Baar (CHE-168.313.429) («COMPANY»)

Nr.	Certificate Nr.	Share Nr.	Number of Shares	Total Face Value in CHF	Name and Address of Shareholder	Comments / Beneficial Owner	Transfers
1	n/a	1-490	490	49'000	Ralf Koehler Neuhausweg 5 8810 Horgen, Switzerland	Ralf Koehler Neuhausweg 5 8810 Horgen Switzerland	
2	n/a	491-1'000	510	51'000	iQSTEL, Inc., 300 Aragon Avenue, Suite 375, Coral Gables, Florida 33134, United States	n/a	
TOTAL			**1'000**	**100'000**			

This Share Register replaces any previous Share Register of the Company.

The Board of Directors of the Company:

Baar, 7 August 2019

Ralf Koehler

Dr. Dinah Koehler

MINUTES

of the meeting of the Board of Directors of SwissLink Carrier Ltd, Baar ("**Company**")

held at the offices of the Company, Schochenmühlestrasse 4, 6340 Baar, Switzerland

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Date:	7 August 2019
Present:	Ralf Koehler (Chairman)
	Dr. Dinah Koehler (Keeper of the Minutes)

1. **Statements**

The Chairman notes that the Board of Directors of the Company is present.

No contradiction is raised against this statement.

2. **Decision: Approval of Transfer of Shares and Update of Share Register**

The Board of Directors unanimously decides to approve the transfer of 510 registered shares of the Company from Ralf Koehler to iQSTEL, Inc. on 7 August 2019 and to update the Company's Share Register accordingly.

Chairman:

Ralf Koehler

Keeper of the Minutes

Dr. Dinah Koehler